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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                   -----------

                                    FORM 8-K
                                   -----------
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest reported): August 26, 2005


                        Reliant Home Warranty Corporation
                        ---------------------------------
        (Exact name of small business issuer as specified in its charter)

            Florida                      000-29827              65-0656668
(State or other jurisdiction           (Commission            (IRS Employer
       of Incorporation)               File Number)       Identification Number)



                        200 Yorkland Boulevard, Suite 700
                        Toronto, Ontario, Canada M2J 5C1
                    (Address of principal executive offices)

                                  416-445-9500
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

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Section 5.        Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Appointment of Principal Officers

Resignation of Officer and Director
-----------------------------------

         On August 26, 2005 the Board of Director of Reliant Home Warranty Corporation (the "Corporation") accepted the resignation of its President and Chairman Kevin Hamilton and appointed one of its existing directors, Boyd Soussana, as its new Chairman and President.

         The Board of Directors reluctantly accepted Mr. Hamilton's resignation from senior positions with the Corporation with regret, noting his incalculable contribution to the establishment and development of the Corporation to date.

         Mr. Hamilton remains with the Corporation in an advisory capacity.

Appointment of President and Chairman of Board of Directors
-----------------------------------------------------------

         On August 26, 2005, Boyd Soussana was appointed as the President and Chairman. Mr. Soussana has had a career of ever increasing executive responsibility in the insurance industry. Presently, he is the President and CEO of Creditor Life.com Limited, a major creator of credit life insurance and software solutions for the financial services industry. Mr. Soussana was a member of both Standard Life and Canada Life's advisory counsels. Mr. Soussana is a graduate of Concordia University, Montreal, Quebec.

         Following is a chronology of his background from 2000 to present:

     o   1997 to present -  President  and CEO of Creditor  Life.com  Limited
     o   2004 to present - Director of Reliant Home Warranty Corp.


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



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Reliant Home Warranty Corporation

Dated: September 21, 2005               /s/  Boyd Soussana
                                        -------------------------------------
                                        Boyd Soussana, President




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